                CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT
               HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                        DEVELOPMENT AND LICENSE AGREEMENT


         Made as of January 13, 1992, by and between Quantum Effect Design, Inc., a California corporation having its principal place of business at 2670 Seeley Road, San Jose, California 95134 ("QED") and Integrated Device Technology, Inc., a Delaware corporation having its principal place of business at 2975 Stender Way, Santa Clara, CA 95054 ("IDT").

         WHEREAS, IDT is a party to a manufacturing, marketing and purchase agreement with MIPS Computer Systems, Inc. ("MIPS"); and

         WHEREAS, IDT is licensed by MIPS to make, have made, use, modify, market and distribute MIPS Chips and modifications thereof; and

         WHEREAS, QED desires to design modifications to MIPS Chips for IDT;
and

         WHEREAS, IDT desires to contract with QED for the design of Modifications to MIPS Chips;

         NOW, THEREFORE, the parties agree as follows:

1.       DEVELOPMENT OF IDT R4551.

         1.1 QED shall develop, in accordance with the terms and conditions hereinafter set forth, a modified MIPS Chip for IDT known as the IDT R4551, more fully described in the R4551 Product Specification attached hereto as Exhibit 1 and made a part hereof. Exhibit 1 may be amended from time to time by agreement of the parties.

         1.2 QED shall develop, in accordance with the terms and conditions hereinafter set forth, two additional products more fully described in the Additional Products Specification attached hereto as Exhibit l-A, and made a part hereof. Such additional products are hereinafter referred to as the "Second Product" and "Third Product" respectively, and as the "Additional Products" collectively. The R4551, Second Product, and Third Product are collectively referred to as the "Products."

         1.3 IDT's process capability is described in Exhibit 2, the IDT Process Capability Description, attached hereto and made a part hereof. IDT shall deliver or otherwise make available to QED on QED's request, IDT's layout design rules, transistor rules and such other information as may be reasonably required by QED to perform its obligations hereunder.

         1.4 QED shall develop the Products in a first class workmanlike manner compatible with IDT's design rules and in all manner and respects compatible with IDT's process capability.

         1.5 All revisions to Product specifications shall be effective only if made in writing and signed by each party hereto. All signed modified Product specifications shall be attached hereto and shall supersede the earlier version.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       1.

2.       TIME OF DEVELOPMENT.

         2.1 QED shall develop the R4551 in a timely manner in accordance with the schedule set forth in the R4551 Development and NRE Schedule attached hereto as Exhibit 3 and made a part hereof.

         2.2 QED shall develop the Additional Products in a timely manner in accordance with the Schedule set forth in the Additional Products Development and NRE Schedule attached hereto as Exhibit 3-A and made a part hereof.

         2.3 QED and all of its employees shall devote their full time and attention to the development of the R4551 on behalf of IDT. QED shall not perform services for any other person nor undertake the development of any product nor embark on any other project without the prior consent of IDT until the performance of all R4551 milestones, including without limitation the delivery by QED to IDT of the deliverables pursuant to Exhibit 4, the R4551 Deliverables List, attached hereto and made a part hereof.

                  2.3.1 Provided IDT shall notify QED in accordance with Paragraph 4.2 and timely provide funding to QED pursuant to Exhibits 3 and/or 3-A, QED and all of its employees shall devote their full time and attention to the development of the Second and/or Third Products on behalf of IDT. The foregoing covenant to devote full time and attention to the development of the Second and Third Products shall expire if (i) QED has completed all R4551 milestones, including without limitation the delivery by QED to IDT of the deliverables pursuant to Exhibit 4, the R4551 Deliverables List, and (ii) QED is taking all reasonable actions to meet the Additional Products milestones under Exhibit 3A at such time. In the event IDT shall fail to so notify QED or shall fail to timely fund the Second and/or Third Product, as applicable, then QED shall, by notice to IDT and IDT's failure to cure within ten days of receipt of such notice, have no obligation to develop such Second and/or Third Product.

         2.4      QED shall deliver to IDT the deliverables set forth on
Exhibit 4 with respect to the R4551 and set forth on Exhibit 4-A, the Second and Third Products Deliverables List, attached hereto and made a part hereof, with respect to the Second and Third Products, and in accordance with the schedule set forth in Exhibits 3 and 3A. QED shall assist and cooperate with IDT in making available to IDT all technology and commercially exploitable know-how and technical data which QED has, develops, or acquires during the term of this Agreement pertaining to the manufacture, use, or sale of the Products.

3.       DELIVERABLES.

         3.1 QED shall deliver to IDT the items in the R4551 Deliverable List in all material ways sufficient and complete to enable one reasonably skilled in the art to create a fully functional state of the art mask set. QED shall deliver such items in accordance with the schedule set forth in
Exhibit 3 and in all ways compliant with Exhibit 4.

         3.2 QED shall deliver to IDT the items in the Additional Products Deliverables List in all ways sufficient and complete to enable one reasonably skilled in the art to create a fully functional state of the art mask set. QED shall deliver such items in accordance with the schedule set forth in Exhibit 3-A and in all ways compliant with Exhibit 4-A.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       2.

         3.3 IDT shall deliver to QED in a timely manner the information set forth in Exhibits 3 and 3-A required to be delivered by IDT to QED. QED shall notify IDT in the event IDT shall fail to meet any obligation hereunder.

         3.4 QED shall deliver to IDT in a timely manner any and all updates to any of the items in the R4551 and Additional Products Deliverables Lists.

4.       PAYMENT BY IDT.

         4.1 Provided QED has performed the material obligations required to be performed by it pursuant to the terms of this Agreement, or has at such time cured any failure to do so within a reasonable time after its receipt of notice of such failure from IDT and prior to receipt of notice of termination for material breach from IDT, IDT shall make the cash payments associated with the R4551 milestone schedule in the amounts and at the times specified in Exhibit 3. In the event QED shall fail to perform any material obligation due to any breach of any material obligation of IDT hereunder, then any such failure by QED shall be excused and IDT shall make such payment as if QED had performed such material obligation.

         4.2 Provided QED has performed when due each and every material obligation required to be performed by it pursuant to the terms of this Agreement, or has at such time cured any failure to do so within a reasonable time after its receipt of notice of such failure from IDT and prior to receipt of notice of termination for material breach from IDT, IDT shall not unreasonably refuse to make the payments associated with the Additional Products milestone schedule in the amounts and at the times specified in
Exhibit 3-A. IDT's refusal to make such payments shall be considered reasonable if IDT is unable to sell licenses for the Second Product or Third Product at prices approximately equal to the payments required to be made to QED pursuant to Exhibit 3-A in connection with the development thereof or if IDT's Board of Directors determines in good faith that such payments are not in IDT's best interests at such time. Upon receipt of request from QED on or about three months prior to the date of any payment associated with any Additional Product, IDT and QED shall meet and confer with regard to the specification for such Additional Product and shall review such specification. IDT shall upon the review of the specification notify QED whether or not IDT shall thereafter make the NRE payments when due with regard to such Additional Product.

                  4.2.1 In the event IDT shall fail to pay at least [*] of the NRE (which is all of the NRE for the R4551) required to be paid by it pursuant to Exhibit 3 in connection with the R4551 and after receipt of notice from QED, IDT shall thereafter fail to cure any such failure within sixty days of such notice, then QED may, subject to QED's obtaining all necessary licenses and authority from MIPS, obtain funding for the completion of development of the IDT R4551 by the license thereof to a MIPS Semiconductor or Architectural licensee on such terms as QED in its sole judgment shall deem acceptable. In the event of any such license to a third party, provided IDT shall have paid at least [*] of the NRE required to be paid by IDT hereunder for the IDT 4551 Product, then IDT shall have the nonexclusive right to make, to have made, to use, and to sell such IDT R4551 at a unit royalty rate no less favorable than that payable by such third party.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       3.

                  4.2.2 In the event IDT shall fail to make any of the payments required to be made by it pursuant to Exhibit 3-A with respect to the Second Product and/or Third Product, and after receipt of notice from QED thereafter fail to cure any such failure within sixty days of such notice, then QED may, subject to QED's obtaining all necessary licenses and authority from MIPS, obtain funding for the completion of development of such unfunded Second and/or Third Product by the license thereof to a MIPS licensee on such terms as QED in its sole judgment shall deem acceptable. In the event of any such license to a third party, provided IDT shall have paid not less than 50% of the NRE required to be paid by IDT hereunder for such Additional Second or Third Product, then IDT shall have the nonexclusive right to make, to have made, to use, and to sell such unfunded Second and/or Third Products at a unit royalty rate no less favorable than that payable by such third party.

         4.3 IDT shall use its best efforts to find one or more alternate sources ("Alternate Source") for Products that are properly licensed by MIPS. If any Alternate Source shall require material changes or modifications to IDT's design rules which impact QED, then any agreement between IDT and such Alternate Source shall be subject to QED's prior consent, which consent shall not be unreasonably withheld. An Alternate Source shall have rights to make, use, and sell Products but no right to have Products made for it nor to grant sublicenses nor to transfer any such right to a third party. IDT shall enter into Alternate Source agreements which shall provide for a target royalty of [*] of the proceeds of the sale of Products, net of duties, returns, discounts, freight, taxes, insurance, royalties or other charge or cost paid to IDT ("Net Sales Proceeds"). Units incorporated as a component of a system (whether consumed internally or sold to third parties) shall be royalty bearing hereunder based on such party's lowest retail price for quantity shipments to an unrelated third party or such other reasonable method for computing royalties as may be agreed upon from time to time. In the event market conditions shall indicate that a Product is not competitive solely due to the royalty paid to QED, IDT and QED shall negotiate in good faith to lower such royalty to a rate which enables IDT and its customers to compete effectively, but in no case shall the royalty be less than [*]. All net royalties paid to IDT hereunder by any Alternate Source, shall be paid to QED monthly. IDT shall be entitled to reimbursement of reasonable administrative costs and costs of collection, including reasonable accounting and legal fees incurred as a result of any dispute concerning royalties due IDT for the Products from any person other than QED. All payments to QED by IDT hereunder shall be subject to deduction for any taxes, withholding or similar charge imposed by any government other than taxes based upon IDT's net income.

         4.4 "Best Efforts" as used in this Agreement shall mean that level of effort which the party would use in furthering its own business interests taking into account cost, opportunity, competitive and other market conditions, and available capital.

         4.5 For any Product sold by IDT, IDT shall pay to QED a continuing royalty in the amount equal to the lesser of: (i) [*] of Net Sales Proceeds of Products, or (ii) such lower percentage as determined in accordance with 4.3 above, such royalty being adjusted from time to time after the date hereof effective as of the date of any such price adjustment. Notwithstanding the foregoing, IDT shall not lower the target royalty percentage except in accordance with paragraph 4.3 above. The royalty provided for by this Paragraph shall be payable quarterly within sixty days after the end of each of IDT's fiscal quarters.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       4.

         4.6 IDT shall keep true and accurate books of account and shall keep and maintain all records, documents and other instruments relating to Net Sales Proceeds of Products in reasonable detail to enable QED to verify that royalties due under this Agreement have been properly paid. In any calendar year, not more frequently than once such year, QED shall have the right to designate a firm of certified or chartered public accountants, reasonably acceptable to IDT, to inspect IDT's relevant books of accounts, records, documents and instruments relating to royalty payments made hereunder to ascertain the accuracy of reports and payments. Such public accountants shall execute confidentiality agreements with IDT in form and substance acceptable to IDT, provided, however, that the accountants shall disclose the amount of any discrepancy and the basis thereof to QED. No officer or employee of QED shall have the right to inspect such records directly. In the event any such audit shall reveal that IDT failed to pay at least 90% of the amount required to be paid to QED hereunder in any year, then, in any such event, IDT shall, upon receipt of proper invoices, pay the amount it failed to pay and the cost of such audit. In all other cases, QED shall bear the cost of any such audit.

         4.7 IDT shall use commercially reasonable efforts to secure from each Alternate Source reasonable rights to audit its relevant books of account, documents, records and instruments from time to time to assure compliance with its royalty obligations for Products.

         4.8 Royalties provided for herein shall be payable on derivatives of Products provided, however, that royalties shall be adjusted in any of the following events:

                  (a) If only the RTL (Logical) Database is used (the Schematic and Layout Databases are not used) in the development of the derivative product, then the royalty for such derivative product shall be fifty (50) percent of the royalty otherwise payable; provided, however, (i) that if more than half of the lines of code of the source code software constituting the RTL Database are modified in such derivative product, then the royalty for such derivative product shall be zero (0) percent: or (ii) that if a number of new lines of code, equal to fifty (50%) of the number of lines of the original source code software, are added to the original RTL Database source code to form such derivative product, then the royalty for such derivative product shall be twenty-five (25) percent of the royalty otherwise payable.

                  (b) If the Schematic or Layout Database is used (solely or in addition to the RTL Database) in the development of the derivative product, then the royalty shall be one hundred (100) percent of the royalty otherwise payable, provided, (i) that if more than half of the area of the Schematic or Layout Database (excluding from such calculation areas of cache array) is modified, then the royalty for such derivative product shall be fifty (50) percent of the royalty otherwise payable; or (ii) that if there is added to the Schematic or Layout Database new areas equal to at least half of the area of the Schematic or Layout Database (excluding from such calculation areas of cache array), then the royalty for such derivative product shall be seventy-five (75) percent of the royalty otherwise payable.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       5.

         In any of the foregoing cases, the mere deletion of code from the RTL Database or deletion of areas of the Schematic or Layout Database shall not constitute a modification or addition and shall have no effect on the amount of royalty payable.

5.       COST OF MASK SETS.

         IDT shall procure and pay the cost of production of each mask set required by IDT to manufacture the R4551. In the event that there shall be errors in any mask set resulting in whole or in part from circuit design errors, QED shall bear all costs and expenses incurred by IDT in reworking, remaking or otherwise correcting any such mask set other than the first two mask sets which shall be at IDT's expense. In the event that any mask set requires reworking, remaking or correcting due to manufacturability issues or due to design rule changes implemented by IDT, then, in any such event, the cost of such reworked mask set shall be borne by IDT, including time and materials for work performed by QED.

6.       QUALITY OF MASK SETS.

         6.1 QED shall fully support IDT in the development of each mask set and in its characterization and testing until such mask set has been released for manufacture of integrated circuits for delivery to IDT's most favored customers.

         6.2 QED shall provide reasonable engineering support to IDT so that IDT yields are comparable to IDT's other products, that is that the number of good die per wafer manufactured using a mask set produced with a QED developed database equals the yield predicted using IDT defect density charts for other comparable integrated circuits manufactured by IDT with similar active areas, complexity, die size, cache ratio, and design rules.

7.       CONFIDENTIALITY.

         7.1 "Confidential Information" is all information identified in writing as confidential, trade secret or proprietary information and all information which the receiving party knows or has reason to know is confidential, trade secret or proprietary information of the other. All information which is licensed to IDT by MIPS or which was or is hereafter provided directly or indirectly by MIPS to IDT shall be Confidential Information subject to the terms of this Section 7. However, no information shall be Confidential Information and nothing in this Agreement shall limit a party's right to use and disclose it if it: (a) is, at the time of disclosure, in the public domain, (b) has been disclosed by IDT (or MIPS in the case of MIPS' information) to others without any obligation of confidentiality or such disclosed information became part of the public domain by publication or otherwise without a breach of any obligation of confidentiality, (c) was known by a party at the time of disclosure without any obligation of confidentiality whether written, oral, implied, or (d) was disclosed to such party by a third party without breach of any obligation of confidentiality, or (e) is independently created by a party without use of any Confidential Information of the other party.

         7.2 QED may use Confidential Information solely to develop the IDT R4551 and Additional Products and for no other purpose. QED shall at all times take every reasonable precaution to protect the confidentiality of the Confidential Information and shall use at least the


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       6.

same degree of care as it uses in protecting QED's valuable trade secrets and proprietary information but in no case less than due care under the circumstances.

         7.3 QED represents that it has not disclosed and agrees that it shall not disclose Confidential Information to any QED employee or contractor unless such employee or contractor has signed QED's standard Employee's Invention and Non-Disclosure Agreement or other comparable confidentiality agreement and such agreement or reasonable substitute therefor is in effect at the time of such disclosure. QED shall not disclose Confidential Information to any third party without IDT's prior consent. QED agrees to cooperate with IDT in the enforcement of the terms and conditions of such agreements in the event of the breach thereof.

                  7.3.1 Unless authorized under the terms of this Agreement, IDT shall not disclose any Confidential Information to any third party without QED's prior consent.

         7.4 QED represents that (i) it does not have possession of written or tangible property which is the property of MIPS or of any other third person which has not been rightfully obtained and the continuing possession of which is not authorized by the owner thereof and (ii) that it has not disclosed any information to IDT which QED does not have the right to disclose.

         7.5 QED agrees to indemnify and hold IDT harmless from and against any liability to any third party arising from or connected with the violation by QED or any employee or contractor of QED of such third party's rights in the performance of work for IDT hereunder. IDT shall fully cooperate with QED in the defense of any such claim.

         7.6 QED shall send to IDT a copy of any notice or communication from any person asserting that QED is violating such person's rights in the performance of QED's obligations hereunder or otherwise involving a claim against QED directly or indirectly involving IDT.

8.       OWNERSHIP OF PRODUCTS.

         8.1 Subject to Paragraphs 4.2.1 and 4.2.2, IDT shall be the sole and exclusive owner of the Products. IDT shall be the sole and exclusive owner of any and all information, inventions, and discoveries or other tangible and intangible property made by QED, or any employee or contractor of QED in the performance of work hereunder regarding the Products.

         8.2 QED may purchase from IDT any tangible and intangible property (other than the R4551 and Additional Products), including but not limited to, inventions, patents, circuit technology, logic design, copyrights, development tools, logical and physical databases, software and related technology, made solely by QED during the performance of work hereunder (hereinafter the "QED Workproduct") for the purchase price of $100 plus actual costs and expenses paid by IDT to others, such option to be exercised by notice to IDT six months prior to the expiration of five years from the date hereof and payment of such price, provided, however, that such option shall not be exercisable in the event that the exercise thereof shall result in the breach of any duty of either IDT, QED, or third party to MIPS or other entity. It is anticipated that the exercise of the foregoing option shall be contingent upon QED's being at such time a technology licensee of MIPS. In the event of QED's exercise of the foregoing purchase option, QED may make, use or sell any product based on, utilizing, or incorporating any portion or all of the QED Workproduct and IDT shall have a perpetual, fully paid, royalty free, transferable,


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       7.

nonexclusive license to make, have made, use and sell the QED Workproduct. Nothing contained herein shall be construed: (i) to grant to QED the right to make, use or sell the Products, or (ii) to make, use or sell any product which is competitive (that is, capable of being a replacement for any of the Products) with any of the Products within 18 months of the date of commencement of commercial shipments of such Product by IDT.

         8.3 IDT may make, use and sell QED Workproduct, other than semiconductors, which contains MIPS Information. Such QED Workproduct shall be the exclusive property of IDT, IDT shall pay a royalty to QED of [*] of the Net Sales Price as defined above of sales of QED Workproduct sold by IDT.

                  8.3.1 Subject to 4.3, IDT may grant a license to make, use and sell any or all Products to Toshiba, NKK, or Siemens and to retain [*]
 of any license fee, non-recurring engineering fee, or other payment, excluding Royalty and other payments based on units made, used or sold, ("License Fee") without accounting for any portion thereof to QED. In the event any one of the foregoing companies shall fail to obtain such a license from IDT, then IDT may (1) at any time prior to November 1, 1992, grant such a license to another company and retain [*] of any License Fee, or (2) at any time after November 1, 1992, grant such a license to another company, retain the first [*] of any License Fee, pay [*] of the balance of such License Fee to QED, and retain [*] of the balance of such License Fee. If IDT shall at any time grant such licenses to companies other than Toshiba, NKK, Siemens, or replacement for one such company, then IDT shall retain the first [*] received by it for such licenses, pay to QED the next [*] received by IDT for such licenses, and thereafter pay to QED [*] of each such License Fee and retain [*] of each such License Fee. All payments to QED by IDT hereunder shall be subject to deduction for taxes, withholding or similar charge imposed by any government other than taxes based upon IDT's net income. Any such license to Toshiba, Siemens, NKK or other company shall be perpetual and shall have a term independent of the term of this Agreement.

                  8.3.2 If IDT shall grant a license to make, use, and sell the Additional Products to any third party, then QED shall be the developer of such Additional Products. IDT shall have no obligation under this Paragraph if any of Messrs. Killian, Kunita, or Riordan shall not at such time be full time employees of QED.

         8.4 QED grants to IDT a perpetual, nonexclusive, worldwide, license to make, have made, use, modify, market and distribute and sell any products, inventions, patents, circuit technology, logic design, copyrights, development tools, logical and physical databases, software and related technology developed by QED during the term of this Agreement, provided IDT pay QED a royalty and NRE to be negotiated, but which shall not exceed the most favored royalty or NRE paid by another third party or licensee.

         8.5 The parties shall cooperate in the prosecution of any patents arising out of the Products or other work performed hereunder.

         8.6      The Patent Cross License Agreement attached hereto as
Exhibit 5 is hereby made a part hereof.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       8.

9. CHOICE OF LAW. This Agreement is made in and shall be construed in accordance with the laws of the state of California.

10. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreement or memorandum of understanding. The Memorandum of Understanding of September 13, 1991, is void and of no force or effect whatsoever. This Agreement may only be modified by a written instrument signed by each party hereto.

11. WAIVER. No waiver of any right or default hereunder shall constitute a waiver of the right or default in any subsequent exercise thereof.

12. TIME LIMIT FOR SUIT. Any action by QED or IDT hereunder must be commenced within one year of the date the cause of action arose.

13. SEVERABILITY. If any provision of these terms and conditions shall be ruled unenforceable, then the remainder shall be enforced to the extent permissible.

14.      TERM.

         14.1 This Agreement shall terminate on the later to occur of five years from the date of this Agreement, but in no event prior to the completion of the development of the Products in accordance with the terms hereof.

         14.2 All licenses and rights granted to IDT by QED and by IDT to others, and IDT's obligation to pay royalties thereon to QED hereunder shall be perpetual and shall survive termination of this Agreement.

         14.3 In the event of a breach of any material obligation by a party hereto, the damaged party shall notify the breaching party of such breach by notice. The breaching party shall have thirty days to cure such breach. In the event the breaching party shall fail to cure such breach within said thirty days, the innocent party may thereafter terminate this Agreement by notice given not more than three months following such initial notice. In the event the innocent party shall fail to terminate this Agreement by notice within such three month period, then such party shall have waived such breach and shall not be entitled to thereafter terminate this Agreement based on such breach.

         14.4 Neither party shall be liable for any delay in performing any obligation hereunder due to causes beyond its reasonable control, including, without limitation, acts of the judiciary, natural disaster, war, or civil unrest. In the event of any such delay, the time for performance by the affected party shall be extended for a period equal to the period of such delay.

15. NOTICES. Any notice or consent required or permitted to be granted, obtained or sent hereunder shall be duly given if in writing and shall be effective when personally delivered or mailed, postage prepaid, as follows:


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       9.

         If to IDT:        President
                           Integrated Device Technology, Inc.
                           2975 Stender Way
                           Santa Clara, CA 95054

         With a copy to:

                           Jack Menache
                           Attorney at Law
                           4073 Eagle Nest Lane
                           Danville, CA 94506

         If to QED:        President
                           Quantum Effect Design, Inc.
                           2670 Seeley Road
                           San Jose, CA 95134

         With a copy to:

                           Jerrold Petruzzelli, Esq.
                           Holtzmann, Wise & Shepard
                           3030 Hansen Way
                           Palo Alto, CA 94306

Either party may, by written notice, amend the person or address set forth above and such amendment shall be effective upon receipt by the other party.

16.      ASSIGNMENT.

         QED shall not assign this Agreement to any other party, by operation of law or otherwise, without the prior consent of IDT.

17.      HIRING.

         Neither party shall hire any of the other's employees without the consent of the other party. In the event of a breach of this provision, the breaching party shall pay on demand to the injured party an amount equal to two times such employee's annual salary paid by the injured party at the time of the hiring. Neither party shall issue stock nor any option to any person who was employed by the other during the prior 12 months without such other party's written consent.





[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       10.

         IN WITNESS WHEREOF, the parties have signed this Development and License Agreement as of the date first above written.


INTEGRATED DEVICE TECHNOLOGY, INC.       QUANTUM EFFECT DEVICE, INC.


By:  /s/  Leonard Perham                 By:  /s/  Thomas J. Riordan
    -------------------------------          -------------------------------

Title:  CEO                              Title:   President & CEO
       ----------------------------             ----------------------------




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       11.

                                    EXHIBIT 1

                           R4551 PRODUCT SPECIFICATION







[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       12.

                                   EXHIBIT 1-A

                        ADDITIONAL PRODUCTS SPECIFICATION








[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       13.

                                    EXHIBIT 1

                                P1 SPECIFICATION

OVERVIEW

         P1 is a single-chip processor that includes the CPU, MMU, floating point, and primary caches. P1 is R4000PC instruction-set and signal-compatible, but will be significantly lower power and lower cost, while delivering similar performance. The intended market for P1 is the MIPS PC marketplace.

         P1 will not have integrated secondary cache control, or multiprocessor support.

TECHNOLOGY

         The design target for P1 is IDTs 3.3V CEMOS 7 and one other, as yet undetermined, process. Initially P1 may be built in IDT's 5V CEMOS 6 process, but production is expected to be in 3.3V CEMOS 7.

         The process must support 3 levels of metal, a 31 MU SQUARED SRAM cell, a contacted metal 1 pitch of 2.1 MU, contacted metal 2 and metal 3 pitches of 2.7 MU and silicided poly. We assume that the propagation delay of a fan-out of three inverter is < 250ps for center-line processing over the full voltage and temperature range (including 2.7V, 120 DEGREES C), which probably requires an Leff of 0.3-0.4 MU in a 3.3V technology. The processor cycle time is specified as a multiple of this process-dependent value.

INSTRUCTION SET

         P1 will execute the same instruction set as the R4000PC, including the 64-bit instructions. It will also be significantly R4000PC coprocessor zero compatible, and fully compatible with Microsoft's NT operating system. The virtual address size is 40 bits, and the physical address size is 36 bits -- the same as the R4000PC.

CACHES

         The instruction and data caches will each be:

         -        16 KB in size

         -        2-way set associative

         -        16B lines

         -        writeback

         Set associatively is used because the caches are small and there is no secondary cache. It is possible that 32B lines will be used instead of (but not in addition to) 16B lines. The line will be chosen to be compatible with the Microsoft NT high-volume system platform.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       14.

TLB

         The TLB will be the same as the R4000PC in organization and size (i.e. 48 entries).

FLOATING POINT

         P1 will have a separate floating-point datapath with the following functional unit characteristics:

                  Instruction            Latency              Repeat
                  -----------            -------              ------
              add.d, sub.d                    6                   4
              mul.d                           6                   4
              div.d                          60                  60
              sqrt.d                        120                 120

PERFORMANCE

         The performance goals for P1 are:

         - Internal cycle time LESS THAN OR EQUAL TO 40 inverter delays (as defined above)

         -        SPECint of approximately 0.6-0.7 internal MHz

         -        Peak MFLOP/s of 0.5 internal MHz

         In a process with 250ps inverters, P1 should execute instructions at 100MHz or better, and deliver approximately 60-70 SPECint and 50 peak MFLOP/s.

         Initial parts may be as slow as 50 inverter delays.

POWER

         The power goal for P1 is 2.5W PLUS OR MINUS 10% at 100MHz, 3.3V. The design will be fully static, and will support software-controlled clock slowdown, as on the R4000PC. Active power management will be employed throughout the design.

PACKAGE

         P1 will be available in both PQFP and PGA packages with 200 or fewer pins.

SYSTEM INTERFACE

         The input clock for P1 is multiplied by 2 by an on-chip PLL to produce the internal clock. P1 will operate its system interface at one-half of the internal clock. To operate P1 at its 100MHz internal execution rate requires a 50MHz input clock, and a 50MHz system interface.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       15.

         Because 3.3V process technologies will probably not support it, P1 will not be designed to accept 5V signals on its input pins. Also, the primary package for P1 will be a PQFP, and not a PGA. Thus P1 will not be able to directly fill R4000PC sockets.

         The primary external interface of P1 will be a logical (but not electrical) subset of the R4000PC SYSAD bus. Some existing R4000PC system designs may be usable with P1 if converted to 3.3V technology and the PC board layout is changed.

         However, if implemented in a 5V technology and suitably packaged, P1 would be socket-compatible with a R4000PC configured with the same line sizes, refill patterns, etc. as supported by P1.

DIE

         The target die-size for P1 is 67mm SQUARED PLUS OR MINUS 10% in
0.6 MU CMOS, or a little more than half the R4000PC die size in the same technology. Approximately 18% of the die will be SRAM cells.

Cache                           Die Size                     %SRAM
-----                           --------                     -----
16K/16K                         67mm SQUARED                   18%
32K/32K                         82mm SQUARED                   32%





[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       16.

                                   EXHIBIT 1-A

                                P2 SPECIFICATION

OVERVIEW

         P2 is a single-chip processor that includes the CPU, MMU, floating point, and primary caches. P2 is a derivative of the QED P1 processor with changes designed to improve performance, particularly floating point performance.

         P2 will not have integrated secondary cache control, or multiprocessor support.

TECHNOLOGY

         The design target for P2 is the same as for P1, i.e. IDT's 3.3V CEMOS 7 and one other, as yet undetermined, process.

INSTRUCTION SET

         P2's instruction set will be a superset of P1's. The new instructions will all be floating-point and are described below. The virtual address size and the physical address size will be the same as P1.






[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       17.

CACHES

         The instruction and data caches will be the same as P1 in organization, but twice the size, i.e. 32KB in size.

TLB

         The TLB will be the same as P1 in organization, but 72-96 entries instead of 48.

FLOATING POINT

         P2 will support the MIPS III instruction set with the introduction of fused multiply/add instructions (e.g. mad.d). A fused multiply/add operation, with only one rounding at the end (but not after the multiply) allows an operation latency similar to the time for a multiply alone. Many important floating point algorithms use roughly equal numbers of multiply and add operations, and so the multiply/add fused operation both lowers the latency for intermediate calculations and reduces the number of instructions required to execute the algorithm. Since many engineering and scientific algorithms are instruction issue limited, this reduction may significantly speed processing. Multiply/add hardware can also be used to efficiently implement divide and square root.

         P2 will have a separate floating-point datapath with the following functional unit characteristics:

        Instruction                    Latency                     Repeat
        -----------                    -------                     ------
        add.s, add.d                     3-4                         2-3
        mul.s, mul.d                     3-4                         2-3
        mad.s, mad.d                     3-4                         2-3
           div.d                        20-30                       20-30
           sqrt.d                       30-40                       30-40

PERFORMANCE

         The performance goals for P2 are:

         -        Internal cycle time same as P1

         -        SPECint of approximately 0.7 internal MHz

         -        SPECmark of approximately 0.8 internal MHz

         -        Peak MFLOP/s of 0.67-1.0 internal MHz

         In a process with 250ps inverters, P2 should execute instructions at 100MHz or better, and deliver approximately 80 SPECmarks and 67-100 peak MFLOP/s. Because of the larger



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       18.

data cache and TLB, P2 will deliver higher performance on real applications than the ratio of P2/P1 peak MFLOP/s alone would suggest.

POWER

         The power goal for P2 is 3.5-4.0W PLUS OR MINUS 10% at 100MHz, 3.3V. The design will be fully static, and will support software-controlled clock slowdown identical to P1. Active power management will be employed throughout the design.

PACKAGE

         P2 will be available in the same package(s) as P1.

SYSTEM INTERFACE

         The system interface of P2 will be the same as P1.

DIE

         The target die-size for P2 is 100mm SQUARED PLUS OR MINUS 10% in 0.6 MU CMOS.





[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       19.

                                   EXHIBIT 1-A

                                P3 SPECIFICATION

OVERVIEW

         P3 is a single-chip processor that includes the CPU, MMU, floating point, and primary caches. P3 is a derivative of the QED P1 processor with changes designed to reduce cost, primarily to serve the embedded market.

TECHNOLOGY

         The design target for P3 is the same as for P1, i.e. IDT's 3.3V CEMOS 7 and one other, as yet undetermined, process.

INSTRUCTION SET

         P3's instruction set will be the same as P1's. The virtual address size and the physical address size will be the same as P1.

CACHES

         The instruction and data caches will be the same as P1 in organization and size.

TLB

         The TLB will be the same as P1 in organization and size.

FLOATING POINT

         P3 will have the same floating point as P1.

PERFORMANCE

         The performance goals for P3 are:

         -        Internal cycle time same as P1

         -        SPECint of approximately 0.6-0.7 internal MHz

         In a process with 250ps inverters, P3 should execute instructions at 100MHz or better, and deliver approximately 60-70 SPECint.

POWER

         The power goal for P3 is 2.5W PLUS OR MINUS 10% at 100MHz, 3.3V. The design will be fully static, and will support software-controlled clock slowdown identical to P1. Active power management will be employed throughout the design.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       20.

PACKAGE

         P3 will be available in a 144-pin PQFP.

SYSTEM INTERFACE

         The system interface of P3 will be functionally similar to P1, but with a 32-bit SYSAD bus instead of 64-bit.

DIE

         The target die-size for P3 is the same as P1.






[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       21.

                                    EXHIBIT 2

                             IDT PROCESS CAPABILITY







[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       22.

                                    EXHIBIT 2

                          R4551 TECHNOLOGY REQUIREMENTS


R4551 Design Assumptions

         The R4551 will be laid out such that a linear shrink of the layout will allow it to be processed using either on of the following IDT technologies:

         1)       3.3V CEMOS 7 with 2 levels of poly and 3 levels of metal

         2) 5.OV CEMOS 6 with 2 levels of poly and 3 levels of metal (To be used only if the design is ready before the CEMOS 7 process.)

         First tapeout for the R4551 is expected 4/l/91.

         The R4551 is expected to be in production sometime during the fourth calendar quarter of 1993.

Technology Assumptions

      1)       1/15/92         CEMOS 6 interlayer capacitances available.

      2)       1/15/92         CEMOS 7 interlayer capacitances available.

      3)       1/31/92***      CEMOS 7 models available.  Best/worst case
                               estimates also available.

      4)       1/31/92         Final layout rules for 3.3V, 3 level metal
                               CEMOS 7.

      5)       1/31/92         Final CEMOS 7 DRC program available.

      6)       2/7/92***       Final CEMOS 7 electromigration rules
                               available.

      7)       2/10/92         Verification that CEMOS 7 inverter speed is
                               less than 250pS for a fanout of 3 load and
                               operation at 2.7V, 120 degrees C.

      8)       2/28/92         CEMOS 6 best/worst case models available.

      9)       3/31/92         Final CEMOS 7 process parameter specification
                               update.

      10)      3/31/92         Final memory cell available.

      11)      4/30/92         Final CEMOS 7 3.3V nominal simulation models
                               available.

      12)      5/30/92         Final CEMOS 7 best case and estimated worst
                               case models available.

***      Changes to Anita Hansen's Technology Assumptions memo dated 1/13/92.

Further delays in dates for these deliverables will translate to a day for day slip in the R4551 schedule.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       23.

                                    EXHIBIT 3

                       R4551 DEVELOPMENT AND NRE SCHEDULE








[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       24.

                                    EXHIBIT 3

                       R4551 DEVELOPMENT AND NRE SCHEDULE

DATE            NRE DUE               MILESTONE
----            -------               ---------
1/1/92                                (IDT)     Preliminary design rules for CMOS 7 to QED

1/15/92                               (IDT)     P1 Preliminary Functional Specification accepted

1/15/92                    [*]                  (both) contract signed

1/15/92                               (IDT)     Final layout design rules for CMOS 7 to QED (i.
                                                changes to the design rules beyond this date
                                                which require modifications to the layout
                                                database in the worst case resets schedule to
                                                this point and will in any case move the tapeout
                                                date beyond the 3/31/93 target ii. a slip in the
                                                delivery date of this milestone causes a
                                                day-for-day slip in the schedule)

1/15/92                               (QED)     RTL entry begins

4/15/92                    [*]        (QED)     Final P1 Functional Specification

7/15/92                    [*]        (QED)     50% of RTL model written

10/15/92                   [*]        (QED)     RTL model substantially complete and runs basic
                                                diags

1/15/93                    [*]        (QED)     75% of layout complete

2/28/93                               (QED)     initial P1 layout complete

3/31/93                               (QED)     final LVS, DRC, ERC complete

3/31/93                               (QED)     P1 RTL model runs R400OPC Microsoft Windows NT in
                                                simulator

4/15/93                    [*]        (QED)     Tape-out alpha P1 to IDT by 3/31/93

4/30/93                               (QED)     Function test vector coverage

5/26/93                               (IDT)     Deliver alpha P1 parts to QED

7/15/93                    [*]

8/ 5/93                               (QED)     50% of alpha P1 chip debug complete

8/20/93                               (IDT)     P1 marketing and announcement plan complete

10/15/93                              (QED)     80% test vector coverage

10/15/93                   [*]        (QED)     Sample P1 parts available by  10/21/93, test
                                                vector conversion software delivered

11/19/93                              (IDT)     P1 product announcement

1/21/94                               (QED)     P1 runs R400OPC Microsoft Windows NT

1/21/94                               (QED)     Production P1 parts available

4/21/94                               (QED)     P1 RTL and Schematic databases delivered

4/21/94                               (QED)     Final P1 test vectors available (95% coverage)

10/31/94                              (QED)     P1 Cache/Memory Performance Simulator delivered


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       25.

                                   EXHIBIT 3-A

                 ADDITIONAL PRODUCTS DEVELOPMENT & NRE SCHEDULE








[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       26.

                                                               (Page 1 of 2)

                                   EXHIBIT 3-A
                ADDITIONAL PRODUCTS DEVELOPMENT AND NRE SCHEDULE

P2

DATE            NRE DUE               MILESTONE
----            -------               ---------
12/ 2/91                              (QED)     Preliminary P2 Functional Specification

3/16/92                               (IDT)     Preliminary P2 Functional Specification accepted

9/30/92                               (IDT)     Commit to P2 project

10/15/92                   [*]        (QED)     Recruiting begun

1/15/93                    [*]        (QED)     Full staff in place for P2

4/15/93                    [*]        (QED)     RTL entry begins

7/15/93                    [*]        (QED)     Final P2 Functional Specification

10/15/93                   [*]        (QED)     RTL model substantially complete and runs basic
                                                diags

1/14/94                    [*]        (QED)     Tape-out alpha P2 to IDT by 12/31/93

2/25/94                               (IDT)     Deliver P2 parts to QED

4/15/94                    [*]

5/ 9/94                               (QED)     50% of alpha P2 chip debug complete

5/20/94                               (IDT)     P2 marketing and announcement plan complete

7/15/94                               (QED)     80% test vector coverage

7/15/94                    [*]        (QED)     Sample P2 parts available by 7/25/94

8/22/94                               (IDT)     P2 product announcement

10/24/94                              (QED)     Production P2 parts available

1/23/95                               (QED)     P2 RTL and Schematic databases delivered

1/23/95                               (QED)     Final P2 test vectors available (95% coverage)




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       27.

                                                                 (Page 2 of 2)
                                   EXHIBIT 3-A
                ADDITIONAL PRODUCTS DEVELOPMENT AND NRE SCHEDULE

P3

DATE            NRE DUE               MILESTONE
----            -------               ---------
12/ 2/91                              (QED)     Preliminary P3 Functional Specification

3/16/92                               (IDT)     Preliminary P3 Functional Specification accepted

2/26/93                               (IDT)     Commit to P3 project

4/15/93                    [*]        (QED)     Recruiting begun

7/15/93                    [*]        (QED)     Full staff in place for P3

10/15/93                   [*]        (QED)     Final P3 Functional Specification

1/14/94                    [*]        (QED)     RTL model substantially complete and runs basic
                                                diags

4/15/94                    [*]        (QED)     Tape-out alpha P3 to IDT by 3/31/94

5/26/94                               (IDT)     Deliver alpha P3 parts to QED

7/15/94                    [*]

8/ 5/94                               (QED)     50% of alpha P3 chip debug complete
7/22/94                               (IDT)     P3 marketing and announcement plan complete

9/30/94                               (QED)     80% test vector coverage

10/15/94                   [*]

10/24/94                              (IDT)     P3 product announcement

11/ 7/94                              (QED)     Production P3 parts available

1/15/95                    [*]

2/ 6/95                               (QED)     P3 RTL and Schematic databases delivered

2/ 6/95                               (QED)     Final P3 test vectors available (95% coverage)



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       28.

                                    EXHIBIT 4

                             R4551 DELIVERABLES LIST

1.       ARCHITECTURE

         Functional Specification

         Test suits for simulators (Source Code and Executable's)

         Cache/Memory system performance simulator comparable in functionality to cache 4000.

2.       LOGIC AND CIRCUITS.

         Schematics database and libraries

         LVS and DRC results

3.       LAYOUT

         Design Rules Used:

         A.       Electrical transistor models

         B.       Die design rules for assembly

         C.       Layout rules

         D.       Structures used in the generation of 5x recticles

         Layout database

4.       TESTING

         Test programs for wafers and components

         Pin assignment list for tester

         Software for generation of test programs

5.       PACKAGES

         Package specifications

         Package drawings and vendors

         Bonding diagrams

The foregoing shall be as customarily provided by a developer using for comparative purposes the items delivered by MIPS to IDT in connection with the development of the MIPS R3000.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       29.

                                   EXHIBIT 4-A

                   SECOND AND THIRD PRODUCTS DELIVERABLES LIST

1.       ARCHITECTURE

         Functional Specification

         Test suits for simulators (Source Code and Executable's)

         Cache/Memory system performance simulator comparable in functionality to cache 4000.

2.       LOGIC AND CIRCUITS

         Schematics database and libraries

         LVS and DRC results

3.       LAYOUT

         Design Rules Used:

                  A.       Electrical transistor models

                  B.       Die design rules for assembly

                  C.       Layout rules

                  D.       Structures used in the generation of 5x recticles

         Layout database

4.       TESTING

         Test programs for wafers and components

         Pin assignment list for tester

         Software for generation of test programs

5.       PACKAGES

         Package specifications

         Package drawings and vendors

         Bonding diagrams

The foregoing shall be as customarily provided by a developer using for comparative purposes the items delivered by MIPS to IDT in connection with the development of the MIPS R3000.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       30.

                   EXHIBIT 5 - PATENT CROSS LICENSE AGREEMENT

         This Agreement is made as of January 13, 1992, between Integrated Device Technology, Inc., a Delaware corporation having its principal place of business at 2975 Stender Way, Santa Clara, CA 95054 ("IDT") and Quantum Effect Design, Inc., a California corporation having its principal place of business at 2670 Seeley Road, San Jose. California 95134 ("QED").

         WHEREAS, IDT AND QED own, and have or may have rights in, various patents issued and applications for patents pending in various countries of the world, as to which they desire to exchange licenses with each other as hereinafter provided; and

         WHEREAS, IDT and QED are engaged in continuing research, development and engineering in regard to integrated circuits, boards, systems, software, peripherals and other electronic devices and have programs for the patenting of invention resulting therefrom;

         NOW, THEREFORE, in view of the premises and in consideration of the mutual covenants contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         SECTION 1. "PATENTS" means patents, applications for patent, inventors certificates and registrations of all countries of the world, including all divisional and continuations thereof, that have a first filing date in any country prior to the termination date of this Agreement, which are now owned or controlled, or may hereafter during the life of this Agreement be owned or controlled by any party to this Agreement. The term "control" shall include, without limitation, (i) the right to grant licenses without having to pay a royalty, or any other payment, to others than employees or Associated Companies or current consultants of such party, or
(ii) the right to grant licenses on payment of a one-time paid up license fee which paid up license fee is paid in advance to such party by the licensee.

         SECTION 2.  "Associated Company" means:

                            (i) a corporation more than fifty percent (50%) of whose stock entitled to vote for the election of directors (other than preferred stock entitled to vote upon failure of the corporation to pay dividends), or

                            (ii) a partnership or other entity more than fifty percent (50%) of which, is owned or controlled, directly or indirectly, at any time during the term of this Agreement, by IDT or QED.

         SECTION 3. "PRODUCT" means any integrated circuit, device, circuit board, system, combination, software, or any part thereof and any process used for the manufacture, test or use thereof.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       31.

                                    ARTICLE II

                                 MUTUAL RELEASES

         SECTION 1. IDT and its Associated Companies hereby release, acquit and forever discharge QED and its Associated Companies from any and all liability for acts prior to the effective date of the Agreement, which if done after the effective date would be licensed hereunder.

         SECTION 2. QED and its Associated Companies hereby release, acquit and forever discharge IDT and its Associated Companies from any and all liability for acts prior to the effective date of the Agreement, which if done after the effective date would be licensed hereunder.

                                   ARTICLE III

                                    LICENSES

         SECTION 1.

         (a) QED and its Associated Companies grant and agree to grant to IDT and to its Associated Companies under QED'S and its Associated Companies' PATENTS a worldwide nonexclusive license to make, to have made for sale or use by IDT and its Associated Companies, to use, to lease and to sell or otherwise dispose of any PRODUCT.

         (b) IDT and its Associated Companies grant and agree to grant to QED and to its Associated Companies under IDT'S and its Associated Companies' PATENTS a worldwide nonexclusive license to make, to have made for sale or use by QED and its Associated Companies, to use, to lease and to sell or otherwise dispose of, any PRODUCT.

         (c) IDT and QED each additionally grants to the other and to its Associated Companies the right in connection with the manufacture of any PRODUCT under paragraphs (a) and (b), above, to make and have made, and to use machines, tools, apparatus, and equipment covered by any of IDT'S, QED'S, or any Associated Companies' PATENTS, as the case may be, and to dispose of such machines, tools, apparatus and equipment by sale or otherwise when no longer required in such manufacture, provided however, that such sale or disposal of such machines, tools, apparatus and equipment shall carry no express or implied rights to make, use or sell any PRODUCT.

         SECTION 2. Each Associated Company of each party hereto shall be bound by the terms and conditions of this Agreement as fully as if such Associated Company had separately affixed its signature to this Agreement. The term "party" shall not include an Associated Company. Each party hereto represents that it has the authority to bind each of its Associated Companies and that such party has taken all action required to be taken by it to enter into this Agreement on behalf of each of its Associated Companies. Each party agrees to take such action as may be required to cause any entity which becomes an Associated Company during the term of this Agreement to be bound by the terms of this Agreement to the same extent as if such


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       32.

Associated Company had executed this Agreement on its effective date, such action to be taken within thirty (30) days of the date such entity becomes an Associated Company.

         SECTION 3. In the event any third party shall, directly or indirectly, acquire more than fifty percent (50%) of (i) the stock entitled to vote for the election of directors of QED or IDT (other than preferred stock entitled to vote upon failure of the corporation to pay dividends), or
(ii) the ownership or control of IDT or QED, then, in any such event, such third party may, by its written agreement, become bound to all of the terms of this Agreement, including becoming a party hereto and thereby granting licenses and releases under all of its and its Associated Companies' PATENTS to the other party and each Associated Company of the other party. Should such third party not agree in writing, within thirty (30) days of such acquisition to be bound by this Agreement as a party hereto, then such third party shall have no rights hereunder, and the other party and its Associated Companies shall continue to be licensed under the LICENSED PATENTS of the acquired party and each of its Associated Companies without regard to such acquisition.

         SECTION 4. Except as set forth in Sections 2 and 3 above, neither party nor any Associated Company shall assign or transfer, by operation of law or otherwise, without the prior written consent of the other party, any license or right granted hereunder or any interest therein, or grant any sublicense for any purpose, and any such assignment or transfer or sublicense shall be null and void. No third party shall acquire any rights hereunder as a result of the acquisition of or merger with any Associated Company, by operation of law or otherwise.

         SECTION 5. Notwithstanding anything to the contrary set forth herein, with respect to United States Patent 4,710,927 "Diagnostic Circuit" dated December 1, 1987, and any patent issuing on US department of Commerce application 07/629,285 filed on December 18, 1990, and any foreign counterpart of such patents (a "Miller Patent"), the licenses granted herein shall be limited to the incorporation of a circuit within the scope of the claims of the Miller Patent in a single integrated circuit solely for the purpose of facilitating the testing of electrical circuits in said single integrated circuit and such license shall not extend to the use of the diagnostic circuit to test or otherwise diagnose combinations of such integrated circuit with other products, structures or apparatus.

                                   ARTICLE IV

                                  COMPENSATION

         The entire compensation for and under this Agreement is the mutual promises and licenses granted hereunder.

                                    ARTICLE V

                                     WAIVER

         No waiver, express or implied, of any breach of any term, condition, or obligation of this Agreement shall be construed as a waiver of any subsequent breach of that term, condition, or obligation, or


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       33.

of any other term, condition or obligation of this Agreement of the same or different nature.

                                    ARTICLE VI

                               FILING REQUIREMENTS

         None of the parties hereto nor any of their Associated Companies shall be required by anything contained in this Agreement to file in any country an application for patent on any invention, or to secure any patent or, once having filed an application for patent or obtained a patent, to maintain the patent application or patent in force.

                                  ARTICLE VII

                        TERM AND TERMINATION OF AGREEMENT

         SECTION 1. This Agreement shall extend from the date hereof for a term of five (5) years.

         SECTION 2. The licenses granted under this Agreement shall extend for the lives of the PATENTS covered by this Agreement.

         SECTION 3. Termination of this Agreement, in whole or in part, by governmental action, shall relieve the parties and any Associated Company of the parties of both rights and obligations hereunder to the extent of such termination.

                                   ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION 1. No party hereto nor any Associated Company shall be deemed to own or control any Patent which meets each and every of the following conditions: (i) was invented or acquired in connection with work performed pursuant to an agreement with a third party other than an Associated Company, (ii) such agreement required the assignment of the Patent to such third party, and (iii) the party or Associated Company does not have the right to license the patent to third parties without payment of a royalty or fee other than a one-time paid up license fee.

         SECTION 2. Nothing contained in this Agreement shall be construed as:

         (a) a warranty or representation by any licensor as to the validity or scope of any patent; or

         (b) a warranty or representation that any manufacture, sale, lease, use or other disposition hereunder will be free from infringement of patents other than those under which and to the extent to which licenses are in force hereunder; or


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       34.

         (c) an agreement to bring or prosecute actions or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

         (d) conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or name, or any contraction, abbreviation or simulation thereof, of either party; or

         (e) conferring by implication, estoppel or otherwise, upon any party licensed hereunder, any license or other right under any copyright, mask work, know how, trade secret or patent except the licenses and rights expressly granted hereunder.

                                   ARTICLE IX

                                     NOTICE

         Any notice, request or statement hereunder shall be deemed to be sufficiently given or rendered when sent by registered mail and if given or rendered to IDT, addressed to:

         President
         Integrated Device Technology, Inc.
         2975 Stender Way
         Santa Clara, CA 95054

         With a copy to:

         Jack Menache
         Attorney at Law
         4073 Eagle Nest Lane
         Danville, CA 94506

or, if given or rendered to QED, addressed to:

         President
         Quantum Effect Design, Inc.
         2670 Seeley Road
         San Jose, CA 95134

or, in any case, to such changed address or person as IDT or QED shall have specified to the other by written notice.

                                   ARTICLE X

                           MODIFICATION OF AGREEMENT

         This Agreement sets forth the entire agreement and understanding between the parties and Associated Companies as to the subject matter of this Agreement and merges all prior discussions between them, and no one of the parties or Associated Companies shall be bound by


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       35.

any modification of this Agreement, or by any conditions, definitions, warranties, or representations with respect to the subject matter of this Agreement, other than as expressly provided in this Agreement, or as duly set forth on or subsequent to the date hereof in writing, referencing this Agreement, and signed by a duly authorized representative of the party or Associated Company to be bound thereby.

                                    ARTICLE XI

                                 APPLICABLE LAW

         This Agreement and matters connected with the performance hereof shall be construed, interpreted, applied, and governed in all respects in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their respective duly authorized officers.

IDT                                       QED


By:  /s/  Leonard Perham                  By:  /s/  Thomas J. Riordan
    --------------------------------          --------------------------------

            Leonard Perham                             Thomas J. Riordan
------------------------------------      ------------------------------------
Name                                      Name

            CEO                                        President and CEO
------------------------------------      ------------------------------------
Title                                     Title






[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       36.